© 2015 Knoll Inc. Knoll, Inc. Third Quarter 2015 Investor Presentation July 29, 2015 ANDREW COGAN, CEO CRAIG SPRAY, SVP & CFO Knoll at NeoCon 2015 the office network

2© 2015 Knoll Inc. Forward-Looking Statements The following unaudited information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to us, based on our current beliefs as well as assumptions made by us and information currently available to us. Forward-looking statements generally will be accompanied by words such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "possible," "potential," "predict," "project," or other similar words, phrases or expressions. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry and publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, and our expectations with respect to leverage. Although we believe these forward-looking statements are reasonable, they are based upon a number of assumptions concerning future conditions, any or all of which may ultimately prove to be inaccurate. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation: the risks identified in Knoll’s annual report on Form 10-K, and other filings with the Securities and Exchange Commission; changes in the financial stability of our clients or the overall economic environment, resulting in decreased corporate spending and service sector employment; changes in relationships with clients; price competition; the mix of products sold and of clients purchasing our products; the success of Knoll’s new products; demand for high quality, well designed furniture solutions; changes in business strategies and decisions; changes in the competitive marketplace; changes in the trends in the market for furniture or coverings; our ability to recruit and retain an experienced management team; the pricing and availability of raw materials and components; transportation costs; restrictions on government spending resulting in fewer sales to the U.S. government, one of our largest customers; our debt restrictions on spending; our ability to protect our patents, copyrights and trademarks; our reliance on furniture dealers to produce sales; lawsuits arising from patents, copyrights and trademark infringements; violations of environmental laws and regulations; potential labor disruptions; adequacy of our insurance policies; the availability of future capital and the cost of borrowing; the overall strength and stability of our dealers, suppliers, and customers; access to necessary capital; our ability to successfully integrate acquired businesses; the success of our design and implementation of a new enterprise resource planning system; and currency rate fluctuations. The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us.

3© 2015 Knoll Inc. For 77 years, clients have come to Knoll for the help, knowledge, and products to create inspired interiors. “If you are not going to do it the best, why do it?” — Holly Hunt “No compromise. I wanted simply the best.” — Florence Knoll New project profile image?

4© 2015 Knoll Inc. History and reputation for design leadership, quality, and innovation in both the contract and residential markets. 60s 60s 90s 90s 00s 00s 10s10s 10s 60s

5© 2015 Knoll Inc. Knoll has always focused on both commercial and residential interiors as the boundaries between work and home continue to blur. 1955 2015 Estimate * *

6© 2015 Knoll Inc. Market indicators continue to trend in a positive direction. (1) REIS, CBRE projections, respectively

7© 2015 Knoll Inc. Secular changes in the workplace have pressured industry demand as revenue per client has declined; however, we are experiencing an increase in volume of clients and client interactions. Source: BB&T Capital Markets, BIFMA, and U.S. Bureau of Labor Statistics Source: Knoll Sales Data, Gensler Real Estate Study BIFMA Shipments per Service Sector Employee vs. Private Office Construction Spending

8© 2015 Knoll Inc. r/evolution workplace illustrates how organizations can reimagine their workplace with four planning approaches.

9© 2015 Knoll Inc. ($ in millions) Q2 2014 Q2 2015 % Change Net Sales 265.9$ 268.6$ 1.0% Gross Profit 97.3$ 101.2$ 4.0% Gross Margin % 36.6% 37.7% Adjusted Operating Profit 22.4$ 28.3$ 26.3% Adjusted Operating Profit % 8.4% 10.5% Diluted Earnings Per Share 0.23$ 0.36$ 56.5% During Q2 2015, we delivered increased year-over-year net sales, gross profit, adjusted operating profit, and diluted earnings per share. Note: In Q2 2015, Constant Currency Sales increased 3.0% when compared to Q2 2014. Note: Adjusted Operating Profit, Adjusted Operating Profit %, and Constant Currency Sales are non-GAAP financial measures. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Constant Currency Sales to GAAP Operating Profit, Operating Profit %, and Net Sales, see pages 23 - 24.

10© 2015 Knoll Inc. $22 $23 $28 $22 $28 $10 $15 $20 $25 $30 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 $0.23 $0.33 $0.35 $0.36 $0.36 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 $266 $268 $287 $267 $269 $255 $260 $265 $270 $275 $280 $285 $290 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Our key metrics are continuing to improve. Gross Profit % Adjusted Operating Profit (millions) and % Adjusted Earnings Per Share - Diluted Note: Adjusted Operating Profit, Adjusted Operating Profit %, Constant Currency Sales are non-GAAP financial measures. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Constant Currency Sales to GAAP Operating Profit, Operating Profit %, and Net Sales, see pages 23 - 24. Sales (millions) and Growth / Decline +1% 8% +24% +24% +24% +16% 10%9%8% 11% 37% 35% 36% 36% 38% 34% 35% 35% 36% 36% 37% 37% 38% 38% 39% Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 +3.0% Constant Currency Sales

11© 2015 Knoll Inc. $159 $76 $30 $161 $78 $30 OFFICE Q2 14 Q2 15 STUDIO Q2 14 Q2 15 COVERINGS Q2 14 Q2 15 In Q2 2015, operating profits grew significantly across each of our reporting segments. Net Sales (millions) Adjusted Operating Profit (millions) (1) + Systems sales +1.1% + Holly Hunt + Studio North America + Textiles business +1.8% (1.6%) $7 $10 $6 $9 $12 $7 OFFICE Q2 14 Q2 15 STUDIO Q2 14 Q2 15 COVERINGS Q2 14 Q2 15 OP% 5.7% OP% 15.6% OP% 23.7% + Price + Foreign exchange + Price across business lines + Foreign exchange + Price across business lines + Restructured SG&A cost basis + Foreign exchange (1) – Adjusted Operating Profit and Constant Currency Sales are non-GAAP financial measures. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit and Constant Currency Sales to Net Sales, see pages 23 - 24. +1.9% Constant Currency Sales +6.8% Constant Currency Sales (0.7%) Constant Currency Sales +160 bps +320 bps +300 bps

12© 2015 Knoll Inc. $619 $211 $113 $680 $295 $115 OFFICE TTM Q2 14 Q2 15 STUDIO TTM Q2 14 Q2 15 COVERINGS TTM Q2 14 Q2 15 Looking at the trailing twelve months (“TTM”), net sales and operating profits demonstrate the potential of our businesses and strategies. Net Sales (millions) Adjusted Operating Profit (millions) (1) + Systems and Seating sales + Holly Hunt + Studio North America + Spinneybeck sales $18 $27 $23 $38 $40 $24 OFFICE TTM Q2 14 Q2 15 STUDIO TTM Q2 14 Q2 15 COVERINGS TTM Q2 14 Q2 15 OP% 5.6% OP% 13.4% OP% 20.8% + Volume + Foreign exchange + Price + Volume + Price across business lines + Foreign exchange + Price across business lines + Foreign exchange + Savings from production efficiencies (1) – Adjusted Operating Profit is a non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see page 25. +260 bps +80 bps +70 bps +9.8% +39.8% +2.0%

13© 2015 Knoll Inc. Office continues to show operating margin improvement and nicely round out our Specialties’ profitability. (1) Adjusted Operating Profit is a non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see reconciliation on page 24. Office Studio Coverings Q2 2014 Q2 2015 Q2 2014 Q2 2015 Net Sales Adjusted Operating Profit

14© 2015 Knoll Inc. We are designing Knoll to solve for two distinct client segments with global potential… North American Workplace BIFMA 2014 $9.8bn US Production, most recent full year (source: BIFMA) Global Luxury Furnishings and Coverings High End $3.7bn Relevant Market $37.6bn 2013 Knoll Estimate

15© 2015 Knoll Inc. Digital Outreach Strategic Sales Efforts Technology Partnerships Product Development Mergers + Acquisitions E-Commerce New Distribution Channels Product Development Architectural Products Product Dev. Architectural products Transportation + Hospitality Decorator+ Residential Dist. Workplace Solutions Furnishings For Activity + High Design Residential Spaces Materials that Complete and Enrich Commercial and Domestic Interiors …and Now Adding a Luxury Residential Platform …with strategic initiatives to match

16© 2015 Knoll Inc. The acquisition of Holly Hunt Enterprises accelerates Knoll’s multi-channel residential strategy and is highly accretive. Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities Holly Hunt, Chicago = New 2014/2015 Showroom

17© 2015 Knoll Inc. The most powerful collection of design brands, products, and sales capabilities in the interior space

18© 2015 Knoll Inc. › Maximize office segment profitability and growth. › Target underpenetrated and emerging categories and markets for growth. › Expand reach into consumer and decorator channels around the world. › Build a responsive and efficient customer centric service and technology culture and infrastructure across our businesses. Four Strategic Imperatives

19© 2015 Knoll Inc. Translating Strategy into Action: Maximize Knoll Office Segment Profitability

20© 2015 Knoll Inc. $47.6 $67.9 $61.2 $21.0 $33.1 $55.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $245 $212 $193 $173 $258 $274 $- $50 $100 $150 $200 $250 $300 $350 We have the financial resources to deliver on these strategic initiatives. + We have a $500M credit facility that runs into May 2019 + Bank Net Leverage Ratio Q2 15 at 2.22:1 We estimate 2015 capital expenditures will be in the $30-$35 million dollar range as we continue to incur costs associated with our previously announced strategic initiative programs and technology infrastructure upgrades. 2014 capital expenditures totaled $41.6 million. + Strong free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM. For details of the bank leverage ratio calculation, see page 26. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 27. Planned 2015 Capital Expenditures and Allocation of these Capital Expenditures Bank Debt ($ in millions) (1) 2.51 1.82 1.63 2.23 2.41 2.22 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Bank Net Leverage Ratio (2) Free Cash Flow ($in millions) (3)

21© 2015 Knoll Inc. Cash Returned to Shareholders 2010 – Q2 2015 ($millions) $17.6 $31.7 $25.2 $28.1 $31.7 $31.7 (1) (1) Represents the trailing twelve months cash returned to shareholders as of the second quarter of 2015.

22© 2015 Knoll Inc. For more information visit www.knoll.com

23© 2015 Knoll Inc. Reconciliation of Non-GAAP Results Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Operating Profit ($mm) 22.2$ 23.3$ 20.0$ 22.3$ 28.3$ Add back (deduct): Pension settlement and OPEB curtailment - - 6.5 - - Remearsurement of Filzfelt earn-out liability - - 0.5 - - Acquisition related expenses - 0.1 - - - Restructuring charges 0.2 - 0.7 - - Intangible asset impairment charge - - - - - Adjusted Operating Profit 22.4$ 23.4$ 27.7$ 22.3$ 28.3$ Net Sales ($mm) 265.8$ 268.3$ 286.5$ 266.5$ 268.6$ Adjusted Operating Profit % 8.4% 8.7% 9.7% 8.4% 10.5% Operating Profit % 8.4% 8.7% 7.0% 8.4% 10.5% Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Earnings per Share - Diluted 0.23$ 0.33$ 0.26$ 0.36$ 0.36$ Add back (deduct): Pension settlement and OPEB curtailment 0.08 - - Acquistion expenses - - - - - Restructuring and write-off of deferred financing fees - - 0.01 - - Intangible asset impairment charge - - - - - Adjusted Earnings per Share - Diluted 0.23$ 0.33$ 0.35$ 0.36$ 0.36$

24© 2015 Knoll Inc. Office Studio Coverings Total Q2 15 Net Sales 160.9$ 77.8$ 29.9$ 268.6$ Currency translation effects (1) 1.2 3.8 0.3 5.3 Q2 15 Net Sales, Adjusted 162.1 81.6 30.2 273.9 Q2 14 Net Sales 159.1 76.4 30.4 265.9 Adjusted Growth / (Decline) $ 3.0$ 5.2$ (0.2)$ 8.0$ Adjusted Growth / (Decline) % 1.9% 6.8% (0.7%) 3.0% Reconciliation of Non-GAAP Results (1) Currency translation effects represent the estimated net impact of translating current period sales using the average exchange rates applicable to the comparable prior year period. Three Months Ended June 30, 2015 (in millions) Operating Profit Restructuring Charges Adj. Operating Profit Operating Profit Office 6.4$ 0.2$ 6.6$ 9.1$ Studio 9.5 - 9.5 12.1 Coverings 6.3 - 6.3 7.1 Total 22.2$ 0.2$ 22.4$ 28.3$ Three Months Ended June 30, 2014 (in millions)

25© 2015 Knoll Inc. Reconciliation of Non-GAAP Results Operating Profit Intangible Asset Impairment Acquisition Expenses Restructuring Charges Adj. Operating Profit Office 15.4$ -$ -$ 2.9$ 18.3$ Studio 22.9 - 0.7 3.0 26.6 Coverings 13.9 8.9 - - 22.8 Total 52.2$ 8.9$ 0.7$ 5.9$ 67.7$ Twelve Months Ended June 30, 2014 (in millions) Operating Profit Pension Settlement and OPEB Curtailment Acquisition Expenses Restructuring Charges Remeasurement of FilzFelt Earn-out Liability Adj. Operating Profit Office 31.4$ 5.3$ -$ 1.3$ -$ 38.0$ Studio 39.6 0.8 0.1 (0.9) - 39.6 Coverings 22.8 0.4 - 0.3 0.5 24.0 Total 93.8$ 6.5$ 0.1$ 0.7$ 0.5$ 101.6$ Twelve Months Ended June 30, 2015 (in millions)

26© 2015 Knoll Inc. Bank Net Leverage Ratio 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 6/30/2015 Debt Levels (1) 248.1$ 215.0$ 184.3$ 178.8$ 275.5$ 290.7$ LTM Net Earnings ($mm) 28.0$ 58.0$ 50.0$ 23.2$ 46.6$ 62.6$ LTM Adjustments Interest 16.8 9.8 6.4 5.3 6.7 6.8 Taxes 12.8 30.8 28.3 15.7 29.2 37.2 Dep. and Amt. 19.3 17.1 16.5 16.3 20.0 21.1 Non-cash items and Other (2) 22.0 2.7 12.2 19.7 11.9 3.3 LTM EBITDA 98.9$ 118.4$ 113.4$ 80.2$ 114.4$ 131.0$ Bank Leverage Ratio 2.51 1.82 1.63 2.23 2.41 2.22 (1) Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of the credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) Non-cash items and Other includes, but is not limited to, stock-based compensation expenses, unrealized gains and losses on foreign exchange, an intangible asset impairment charge, restructuring charges, and a pension settlement and other postretirement benefit curtailment. (3) Includes an annualized proforma EBITDA for Holly Hunt, which was acquired February 3, 2014. (3)

27© 2015 Knoll Inc. Free Cash Flow in Thousands 2010 2011 2012 2013 2014 Q2 15 (1) Net earnings 27,365$ 56,320$ 51,523$ 23,184$ 46,596$ 62,579$ Add: Depreciation 17,434 15,373 14,632 14,727 16,327 17,253 Amortization 1,898 1,751 1,260 1,634 3,715 3,490 Stock compensation 9,208 9,695 10,355 10,473 8,062 7,978 Less: Capital expenditures (8,312) (15,276) (16,545) (29,064) (41,586) (36,185) Free Cash Flow 47,593$ 67,863$ 61,225$ 20,954$ 33,114$ 55,115$ (in thousands) (1) Represents the trailing twelve months free cash flow as of the second quarter of 2015.

28© 2015 Knoll Inc. Thank You

29© 2015 Knoll Inc.